Exhibit 99.1

Confluent Announces Fourth Quarter and Fiscal Year 2021 Financial Results

•
Fourth quarter revenue of $120 million, up 71% year over year; fiscal year 2021 revenue of $388 million, up 64% year over year
•
Fourth quarter Confluent Cloud revenue of $34 million, up 211% year over year; fiscal year 2021 Confluent Cloud revenue of $94 million, up 200% year over year
•
Remaining performance obligations of $501 million, up 91% year over year
•
734 customers with $100,000 or greater in ARR, up 43% year over year

MOUNTAIN VIEW, Calif. -- February 10, 2022 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming platform to set data in motion, today announced financial results for its fourth quarter and fiscal year 2021, ended December 31, 2021.

“To compete in the modern world, organizations must harness the power of data that constantly flows throughout their business,” said Jay Kreps, co-founder and CEO, Confluent. “Our accelerating growth throughout the year, highlighted by a 200% increase in full year 2021 Confluent Cloud revenue at large scale, shows that Confluent has emerged as the leader of this large and growing market as organizations build toward a central nervous system for their data.”

“The execution by our go-to-market organization coupled with our powerful innovation engine drove record fourth quarter results, capping off a year of robust growth in our business,” said Steffan Tomlinson, CFO, Confluent. “Growth in remaining performance obligations and total revenue continued to accelerate in the fourth quarter, while dollar-based net retention rate exceeded 130% for the third consecutive quarter. Looking ahead, we remain focused on executing against our plan to drive durable growth and profitability over the long term.”

Fourth Quarter 2021 Financial Highlights

(In millions, except per share data and percentages)

	Q4 2021	Q4 2020	Y/Y Change
Total Revenue	$119.9	$70.3	71%
Remaining Performance Obligations	$500.6	$261.7	91%
GAAP Operating Loss	$(113.7)	$(32.3)	$(81.4)
Non-GAAP Operating Loss	$(49.7)	$(22.3)	$(27.4)
GAAP Operating Margin	(94.8%)	(45.9%)	(48.9) pts
Non-GAAP Operating Margin	(41.4%)	(31.7%)	(9.7) pts
GAAP Net Loss Per Share	$(0.43)	$(0.30)	$(0.13)
Non-GAAP Net Loss Per Share	$(0.19)	$(0.21)	$0.02
Net Cash Used in Operating Activities	$(23.9)	$(20.4)	$(3.5)
Free Cash Flow	$(26.7)	$(21.4)	$(5.3)

Fiscal Year 2021 Financial Highlights

(In millions, except per share data and percentages)

	FY 2021	FY 2020	Y/Y Change
Total Revenue	$387.9	$236.6	64%
GAAP Operating Loss	$(339.6)	$(233.2)(1)	$(106.4)
Non-GAAP Operating Loss	$(160.6)	$(89.3)	$(71.3)
GAAP Operating Margin	(87.6%)	(98.6%)(1)	11.0 pts
Non-GAAP Operating Margin	(41.4%)	(37.8%)	(3.6) pts
GAAP Net Loss Per Share	$(1.82)	$(2.21)(1)	$0.39
Non-GAAP Net Loss Per Share	$(0.86)	$(0.84)	$(0.02)
Net Cash Used in Operating Activities	$(105.1)	$(82.1)	$(23.0)
Free Cash Flow	$(114.0)	$(86.7)	$(27.3)

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

(1) Includes the one-time impact of $111.9 million of stock-based compensation expense in connection with a tender offer and secondary sales of our common stock and convertible founder stock in fiscal year 2020.

Financial Outlook

For the first quarter and fiscal year 2022, Confluent expects:

	Q1 2022 Outlook	FY 2022 Outlook
Total Revenue	$117-$119 million	$538-$546 million
Non-GAAP Operating Margin	~(50%)	(39%)-(40%)
Non-GAAP Net Loss Per Share	$(0.23)-$(0.21)	$(0.82)-$(0.74)

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net loss per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s fourth quarter 2021 and fiscal year 2021 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding our financial outlook; increased adoption of our platform; our ability and position to capitalize on the shift to cloud; the degree of market acceptance of our products; our ability to sustain relationships and integration with cloud providers; growth in revenue, customers, remaining performance obligations and dollar-based net retention rate; our market opportunity; our go-to-market strategy; our product differentiation; our ability to improve margins; our ability to meet near-term and mid-term financial targets; our investment priority and philosophy; and our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the impact of the ongoing COVID-19 pandemic on our business, as well as our customers, prospects, partners, and service providers, (ii) our ability to sustain and manage our rapid growth, (iii) our limited operating history, (iv) our ability to attract new customers and retain and sell additional features and services to our existing customers, (v) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to our offering, (vi) our ability to achieve or sustain profitability, (vii) the estimated addressable market opportunity for our offering, (viii) our ability to compete effectively in an increasingly competitive market, including achieving market acceptance over competitors and open source alternatives, (ix) our ability to attract and retain highly qualified personnel, (x) breaches in our security measures or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xi) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, and (xii) general market, political, economic, and business conditions. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Annual Report on Form 10-K for the year ended December 31, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; common stock charitable donation expense; amortization of debt issuance costs; and income tax effects associated with these adjustments. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Other Business Metrics

Remaining performance obligations (“RPO”) represent the amount of contracted future revenue that has not yet been recognized as of the end of each period, including both deferred revenue that has been invoiced and non-cancelable committed amounts that will be invoiced and recognized as revenue in future periods. RPO excludes pay-as-you-go arrangements. RPO may also fluctuate due to a number of factors, including the timing of renewals, average contract terms, seasonality, and dollar amount of customer contracts. RPO as a metric is not necessarily indicative of future revenue growth because it does not account for the timing of customers’ consumption or future expansion.

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as the revenue customers contractually committed to over the following 12 months assuming no increases or reductions in their subscriptions. ARR excludes services and pay-as-you-go arrangements. Similar to RPO, ARR as a metric is not necessarily indicative of future revenue growth because it does not account for the timing of customers’ consumption or future expansion. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Dollar-based net retention rate (“NRR”) as of a period end is calculated by starting with the ARR from the cohort of all customers as of 12 months prior to such period end (“Prior Period Value”). We calculate the ARR from these same customers as of the current period end (“Current Period Value”), which includes any growth in the value of subscriptions and is net of contraction or attrition over the prior 12 months. Services and pay-as-you-go arrangements are excluded from the calculation of ARR. We then divide the Current Period Value by the Prior Period Value to arrive at our dollar-based NRR. The dollar-based NRR includes the effect, on a dollar-weighted value basis, of our subscriptions that expand, renew, contract, or attrit, but excludes ARR from new customers in the current period. Our dollar-based NRR is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$1,375,932	$36,789
Marketable securities	640,085	251,756
Accounts receivable, net of allowance	137,491	105,971
Deferred contract acquisition costs	27,646	14,403
Prepaid expenses and other current assets	44,919	18,775
Total current assets	2,226,073	427,694
Property and equipment, net	14,428	6,718
Operating lease right-of-use assets	37,281	48,273
Deferred contract acquisition costs, non-current	51,178	33,196
Other assets, non-current	13,769	10,238
Total assets	$2,342,729	$526,119
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$7,591	$1,646
Accrued expenses and other liabilities	98,974	33,711
Operating lease liabilities	9,236	10,492
Deferred revenue	220,920	142,901
Liability for early exercise of unvested stock options	11,467	5,049
Total current liabilities	348,188	193,799
Operating lease liabilities, non-current	31,645	40,440
Deferred revenue, non-current	25,557	16,292
Convertible senior notes, net	1,080,701	-
Other liabilities, non-current	6,357	7,203
Total liabilities	1,492,448	257,734
Redeemable convertible preferred stock	-	574,634
Stockholders’ equity (deficit):
Preferred stock	-	-
Common stock	-	1
Convertible founder stock	-	-
Class A common stock	1	-
Class B common stock	2	-
Additional paid-in capital	1,599,962	99,575
Accumulated other comprehensive (loss) income	(830)	228
Accumulated deficit	(748,854)	(406,053)
Total stockholders’ equity (deficit)	850,281	(306,249)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$2,342,729	$526,119

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Subscription	$108,191	$63,219	$347,099	$208,633
Services	11,737	7,105	40,765	27,944
Total revenue	119,928	70,324	387,864	236,577
Cost of revenue:
Subscription(1)(2)	33,322	14,162	94,860	49,283
Services(1)(2)	12,824	6,755	42,432	26,193
Total cost of revenue	46,146	20,917	137,292	75,476
Gross profit	73,782	49,407	250,572	161,101
Operating expenses:
Research and development(1)(2)	56,686	21,861	161,925	105,399
Sales and marketing(1)(2)	100,625	47,838	319,331	166,361
General and administrative(1)(2)	30,151	12,009	108,936	122,516
Total operating expenses	187,462	81,708	590,192	394,276
Operating loss	(113,680)	(32,301)	(339,620)	(233,175)
Interest income	189	1,108	2,020	4,113
Other expense, net	(518)	(302)	(2,027)	(973)
Loss before income taxes	(114,009)	(31,495)	(339,627)	(230,035)
Provision for (benefit from) income taxes	430	261	3,174	(207)
Net loss	$(114,439)	$(31,756)	$(342,801)	$(229,828)
Net loss per share, basic and diluted	$(0.43)	$(0.30)	$(1.82)	$(2.21)
Weighted-average shares used to compute net loss per share, basic and diluted	265,480,761	105,294,029	188,627,720	104,218,082

(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of revenue - subscription	$5,479	$703	$12,571	$2,572
Cost of revenue - services	2,029	412	5,418	1,745
Research and development	20,298	2,937	49,051	33,755
Sales and marketing	20,859	3,247	55,506	14,734
General and administrative	9,407	2,445	33,078	90,535
Total stock-based compensation expense	$58,072	$9,744	$155,624	$143,341	*

* In connection with a tender offer and secondary sales of our common stock and convertible founder stock, stock-based compensation for the year ended December 31, 2020 included $111.9 million of expense related to the amount paid in excess of the estimated fair value of common stock as of the date of the transactions.

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of revenue - subscription	$481	$-	$636	$9
Cost of revenue - services	40	-	377	16
Research and development	1,279	27	2,278	81
Sales and marketing	2,317	214	4,266	271
General and administrative	1,835	2	2,532	143
Total employer taxes on employee stock transactions	$5,952	$243	$10,089	$520

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(114,439)	$(31,756)	$(342,801)	$(229,828)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	1,192	380	3,632	1,567
Net amortization of premiums or discounts on marketable securities	770	516	2,270	1,294
Amortization of debt issuance costs	187	-	187	-
Amortization of deferred contract acquisition costs	8,375	5,776	26,697	16,029
Non-cash operating lease costs	2,424	2,866	10,990	11,911
Common stock charitable donation expense	-	-	13,290	-
Stock-based compensation, net of amounts capitalized	58,072	9,744	155,624	143,341
Deferred income taxes	(394)	(297)	1,335	(1,335)
Other	157	331	1,828	710
Changes in operating assets and liabilities:
Accounts receivable	(21,642)	(18,013)	(32,516)	(41,612)
Deferred contract acquisition costs	(20,332)	(14,654)	(57,924)	(38,129)
Prepaid expenses and other assets	(14,027)	(10,391)	(31,366)	(14,368)
Accounts payable	4,406	(222)	6,143	(327)
Accrued expenses and other liabilities	29,642	7,638	61,132	15,837
Operating lease liabilities	(2,650)	(2,731)	(10,866)	(11,224)
Deferred revenue	44,383	30,418	87,285	64,077
Net cash used in operating activities	(23,876)	(20,395)	(105,060)	(82,057)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(1,479)	(643)	(5,342)	(3,610)
Purchases of marketable securities	(284,683)	(46,196)	(663,595)	(329,616)
Sales of marketable securities	-	-	-	4,988
Maturities of marketable securities	91,275	45,433	271,942	152,419
Purchases of property and equipment	(1,364)	(347)	(3,600)	(1,040)
Other	-	-	12	-
Net cash used in investing activities	(196,251)	(1,753)	(400,583)	(176,859)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net of underwriting discounts and commissions	-	-	786,600	-
Proceeds from issuance of common stock upon exercise of vested options	22,611	5,376	51,737	12,376
Proceeds from issuance of common stock upon early exercise of unvested options, net of repurchases	405	1,347	18,972	4,678
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	-	(50)	-	259,815
Payments of deferred offering costs	-	(111)	(3,125)	(111)
Proceeds from convertible senior notes, net of issuance costs	1,081,300	-	1,081,300	-
Payment for purchase of capped calls	(90,970)	-	(90,970)	-
Net cash provided by financing activities	1,013,346	6,562	1,844,514	276,758
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	16	(25)	5	(7)
Net increase (decrease) in cash, cash equivalents, and restricted cash	793,235	(15,611)	1,338,876	17,835
Cash, cash equivalents, and restricted cash at beginning of period	583,447	53,417	37,806	19,971
Cash, cash equivalents, and restricted cash at end of period	$1,376,682	$37,806	$1,376,682	$37,806
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$1,375,932	$36,789	$1,375,932	$36,789
Restricted cash included in other assets, current and non-current	750	1,017	750	1,017
Total cash, cash equivalents, and restricted cash	$1,376,682	$37,806	$1,376,682	$37,806

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$73,782	$49,407	$250,572	$161,101
Total gross margin on a GAAP basis	61.5%	70.3%	64.6%	68.1%
Add: Stock-based compensation expense(1)	7,508	1,115	17,989	4,317
Add: Employer taxes on employee stock transactions	521	-	1,013	25
Non-GAAP total gross profit	$81,811	$50,522	$269,574	$165,443
Non-GAAP total gross margin	68.2%	71.8%	69.5%	69.9%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$56,686	$21,861	$161,925	$105,399
Less: Stock-based compensation expense(1)	20,298	2,937	49,051	33,755
Less: Employer taxes on employee stock transactions	1,279	27	2,278	81
Non-GAAP research and development operating expense	$35,109	$18,897	$110,596	$71,563
Non-GAAP research and development operating expense as a percentage of total revenue	29.3%	26.9%	28.5%	30.2%

Sales and marketing operating expense on a GAAP basis	$100,625	$47,838	$319,331	$166,361
Less: Stock-based compensation expense(1)	20,859	3,247	55,506	14,734
Less: Employer taxes on employee stock transactions	2,317	214	4,266	271
Non-GAAP sales and marketing operating expense	$77,449	$44,377	$259,559	$151,356
Non-GAAP sales and marketing operating expense as a percentage of total revenue	64.6%	63.1%	66.9%	64.0%

General and administrative operating expense on a GAAP basis	$30,151	$12,009	$108,936	$122,516
Less: Stock-based compensation expense(1)	9,407	2,445	33,078	90,535
Less: Employer taxes on employee stock transactions	1,835	2	2,532	143
Less: Common stock charitable donation expense	-	-	13,290	-
Non-GAAP general and administrative operating expense	$18,909	$9,562	$60,036	$31,838
Non-GAAP general and administrative operating expense as a percentage of total revenue	15.8%	13.6%	15.5%	13.5%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(113,680)	$(32,301)	$(339,620)	$(233,175)
Add: Stock-based compensation expense(1)	58,072	9,744	155,624	143,341
Add: Employer taxes on employee stock transactions	5,952	243	10,089	520
Add: Common stock charitable donation expense	-	-	13,290	-
Non-GAAP operating loss	$(49,656)	$(22,314)	$(160,617)	$(89,314)
Non-GAAP operating margin	(41.4%)	(31.7%)	(41.4%)	(37.8%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(114,439)	$(31,756)	$(342,801)	$(229,828)
Add: Stock-based compensation expense(1)	58,072	9,744	155,624	143,341
Add: Employer taxes on employee stock transactions	5,952	243	10,089	520
Add: Common stock charitable donation expense	-	-	13,290	-
Add: Amortization of debt issuance costs	187	-	187	-
Add: Income tax effects and adjustments	(181)	(206)	844	(1,620)
Non-GAAP net loss	$(50,409)	$(21,975)	$(162,767)	$(87,587)
Non-GAAP net loss per share, basic and diluted	$(0.19)	$(0.21)	$(0.86)	$(0.84)
Weighted-average shares used to compute net loss per share, basic and diluted	265,480,761	105,294,029	188,627,720	104,218,082

(1) In connection with a tender offer and secondary sales of our common stock and convertible founder stock, stock-based compensation for the year ended December 31, 2020 included $0.6 million, $23.9 million, $3.5 million, and $83.9 million of expense within cost of revenue, research and development expense, sales and marketing expense, and general and administrative expense, respectively, for an aggregate of $111.9 million of expense related to the amount paid in excess of the estimated fair value of common stock as of the date of the transactions.

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net cash used in operating activities	$(23,876)	$(20,395)	$(105,060)	$(82,057)
Capitalized internal-use software costs	(1,479)	(643)	(5,342)	(3,610)
Capital expenditures	(1,364)	(347)	(3,600)	(1,040)
Free cash flow	$(26,719)	$(21,385)	$(114,002)	$(86,707)
Free cash flow margin	(22.3%)	(30.4%)	(29.4%)	(36.7%)
Net cash used in investing activities	$(196,251)	$(1,753)	$(400,583)	$(176,859)
Net cash provided by financing activities	$1,013,346	$6,562	$1,844,514	$276,758